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                                                                         CONSECO
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                                                   CONSECO STRATEGIC INCOME FUND

                                                               December 31, 1999

                                                              ------------------
                                                              Semi-Annual Report
                                                              ------------------

CONSECO STRATEGIC INCOME FUND                                 Semi-Annual Report
================================================================================
PORTFOLIO MANAGER'S REVIEW                                     December 31, 1999


   In the midst of a tough fixed-income market, we've forged ahead and produced a respectable SEC 30-day yield of 9.66% (as Dec. 31, 1999).

   This result met the dividend objective while outperforming the Lehman High Yield Composite Index yield of 9.40%.

   Although a short-lived upward surge in the high-yield market occurred during the first quarter, the 1999 fixed-income market proved to be full of interest-rate nervousness and one of the toughest in history. Much of this bear-market mentality was caused by the Fed's economic policy decisions. After easing interest rates 100 basis points in 1998 - a policy that tends to increase bond prices - the Fed reversed course during 1999 with 75 basis points of tightening, contributing to a broad retreat from bonds and a flight into equities.

   Compounding the Fed tightening was the global "bounce-back" from the 1998 financial crisis in Asia, Russia and Brazil. This global upturn encouraged investors -- seeking higher returns from overseas opportunities -- to pull assets out of the domestic bond markets.

   Consequently, the high-yield market was relatively inactive, as both new issues and cash flows into high-yield products sharply decreased. Net cash flows, a measure of investor demand, decreased as investors adopted a "wait and see" attitude toward the high-yield market. In response, new issues slowed due to the lack of demand making it difficult to attract investors.

   Even though many issuers' fundamentals were positive, investors didn't discriminate among credit quality, but stood anxiously on the sidelines trying to get a grasp on one of the most unusual years in recent memory.

   The fund navigates these waters with great confidence that stems from our disciplined and proven investment approach which always remains deeply rooted in selecting undervalued securities capable of providing a high level of income without assuming significant levels of risk.

   Our proprietary, bottom-up, investigative research is generated by more than 30 analysts. Their efforts enable us to identify high-quality companies and securities available at attractive prices.

   This focused approach to investing has proven to be on-target, effective and integral to the fund's performance since inception. I'm also pleased to report to you that the investment management team delivered on its income objective without taking a more aggressive - and riskier - posture.

   The fund's performance also has relied upon prudent management of its leverage capabilities. At the end of the year, the fund was about 24.2% leveraged as a percentage of total assets, which is below our target of 25% - well below our limit of 33% of total assets.

   The lower leverage mitigates the risk of loss in your net asset value (NAV). While the fund's primary objective is high current income, NAV integrity is also an important factor in our total- return philosophy. We're confident the high-yield market prices should rebound and the NAV has the potential to return to more reasonable levels.

   Moving into the new millennium, we expect the economy to continue to grow at a healthy rate and we'll closely follow bond issues in the media, healthcare, telecommunications and retail sectors. We further expect the Fed will maintain a foot on the inflation brake through small incremental interest rate adjustments, and there should be some attractive opportunities for high-yield investors.

   The management team is well prepared to purchase these opportunities at attractive prices and the portfolio is well-positioned to continue to produce an above-average yield.





/s/ PETER C. ANDERSEN
---------------------------------
Peter C. Andersen
Vice President, Portfolio Manager
Conseco Capital Management, Inc.

================================================================================
                          CONSECO STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999
                                   (UNAUDITED)

  PRINCIPAL
   AMOUNT              SECURITY                         VALUE
 -----------           ---------                       -------

CORPORATE BONDS
(111.89% OF NET ASSETS) (A)

AMUSEMENT AND RECREATION
SERVICES (0.49%)
    500,000    Trump Atlantic City Funding, Inc.,
                 11.250%, due 05/01/2006 .......  $     411,875
                                                  -------------
APPAREL AND OTHER FINISHED
PRODUCTS (3.34%)
  3,000,000    Kasper A.S.L., Ltd.,
                 12.750%, due 03/31/2004 .......      2,823,750
                                                  -------------
AUTO REPAIR & PARKING (2.12%)
  1,700,000    Avis Rent A Car, Inc.,
                 11.000%, due 05/01/2009 .......      1,797,750
                                                  -------------
BUILDING CONSTRUCTION GENERAL -
CONTRACTOR, OPERATION BUILDER (1.06%)
  1,000,000    US Home Corp.,
                 8.875%, due 02/15/2009 ........        900,000
                                                  -------------
BUSINESS SERVICES (12.33%)
  1,075,000    Advanstar Communications, Inc.,
                 9.250%, due 05/01/2008 ........      1,007,813
  6,606,000    Pinnacle Holdings, Inc.,
                 (STEP) (c) 0.000%/10.000%,
                 due 03/15/2008 ................      4,326,930
  3,500,000    PSINET, Inc.,
                 10.500%, due 12/01/2006,
                 (b) Cost - $3,500,000
                 Acquired - 11/24/1999 .........      3,552,500
  1,500,000    PSINET, Inc.,
                 11.000%, due 08/01/2009 .......      1,552,500
                                                  -------------
                                                     10,439,743
                                                  -------------
CABLE AND OTHER PAY TELEVISION
STATIONS (8.70%)
    700,000    Classic Cable, Inc.,
                 Series B, 9.375%,
                 due 08/01/2009 ................        693,000
  2,000,000    Classic Communications, Inc.,
                 (STEP) (c) 0.000%/13.250%,
                 due 08/01/2009 ................      1,390,000
  3,000,000    Coaxial Communications of
                 Central Ohio, Inc., 10.000%,
                 due 08/15/2006 ................      2,955,000
  2,170,000    CSC Holdings, Inc.,
                 9.875%, due 02/15/2013 ........      2,278,500
     50,000    Northland Cable Television, Inc.,
                 10.250%, due 11/15/2007 .......         50,375
                                                  -------------
                                                      7,366,875
                                                  -------------
CHEMICALS AND ALLIED PRODUCTS (0.76%)
    395,000    Agricultural Minerals &
                 Chemicals, Inc., 10.750%,
                 due 09/30/2003 ................        268,600
  1,000,000    Styling Technology Corp.,
                 10.875%, due 07/01/2008 .......        370,000
                                                  -------------
                                                        638,600
                                                  -------------

COMMUNICATION BY PHONE, TELEVISION,
RADIO, CABLE (9.59%)
  1,000,000    Arch Escrow Corp.,
                 13.750%, due 04/15/2008 .......        780,000
  2,250,000    Crown Castle
                 International Corp., (STEP)(c)
                 0.000%/10.375%,
                 due 05/15/2011 ................      1,411,875
    500,000    Globenet Communication
                 Group, Ltd., 13.000%,
                 due 07/15/2007,
                 (b) Cost - $500,000
                 Acquired - 07/09/1999 .........        511,250
  3,100,000    Level 3 Communications, Inc.,
                 9.125%, due 05/01/2008 ........      2,929,500
  3,300,000    Park 'N View, Inc., Series B,
                 13.000%, due 05/15/2008 .......      2,483,250
                                                  -------------
                                                      8,115,875
                                                  -------------
CONSTRUCTION - SPECIAL TRADE (1.61%)
  1,500,000    Brand Scaffold Services, Inc.,
                 10.250%, due 02/15/2008 .......      1,361,250
                                                  -------------
DEPOSITORY INSTITUTIONS (2.21%)
    500,000    BF Saul Real Estate Investment
                 Trust, Series B, 9.750%,
                 due 04/01/2008 ................        473,125
  1,370,000    Sovereign Bancorp,
                 10.500%, due 11/15/2006 .......      1,393,975
                                                  -------------
                                                      1,867,100
                                                  -------------
DURABLE GOODS - WHOLESALE (0.39%)
  1,000,000    AAI Fostergrant, Inc., 10.750%,
                 due 07/15/2006 ................        330,000
                                                  -------------
EATING AND DRINKING PLACES (2.09%)
    750,000    Domino's, Inc., 10.375%,
                 due 01/15/2009. ...............        725,625
  1,000,000    Port Royal Holdings, 10.250%,
                 due 10/01/2007 ................      1,045,000
                                                  -------------
                                                      1,770,625
                                                  -------------

  The accompanying notes are an integral part of these financial statements.

                                                              Semi-Annual Report
================================================================================
                          CONSECO STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999
                                   (UNAUDITED)

  PRINCIPAL
   AMOUNT              SECURITY                        VALUE
 -----------           ---------                      -------

ELECTRIC, GAS, WATER, COGENERATION,
SANITARY SERVICES (0.25%)
     500,000   GNI Group, Inc., Series B,
                 10.875%, due 07/15/2005 .......  $     215,000
                                                  -------------
ELECTRICAL WORK (1.23%)
   1,000,000   Worldwide Fiber, Inc.,
                 12.000%, due 08/01/2009,
                 (b) Cost - $1,007,500
                 Acquired - 11/04/1999 .........      1,042,500
                                                  -------------
ELECTRICAL, OTHER ELECTRICAL EQUIPMENT,
EXCEPT COMPUTERS (2.81%)
   2,000,000   Amkor Technologies, Inc.,
                 10.500%, due 05/01/2009,
                 (b) Cost $1,985,000
                 Acquired - 11/10/1999 .........      1,985,000
     500,000   IPC Information Systems, Inc.,
                 (STEP) (c) 0.000%/10.875%,
                 due 05/01/2008 ................        390,000
                                                  -------------
                                                      2,375,000
                                                  -------------
FOOD AND KINDRED PRODUCTS (2.28%)
   1,000,000   National Wine & Spirits, Inc.,
                 10.125%, due 01/15/2009 .......      1,010,000
   1,000,000   New World Pasta Co.,
                 9.250%, due 02/15/2009 ........        922,500
                                                  -------------
                                                      1,932,500
                                                  -------------
HEALTH SERVICES (0.97%)
   1,000,000   Medpartners, Inc.,
                 7.375%, due 10/01/2006 ........        821,250
                                                  -------------
HOTELS, OTHER LODGING PLACES (2.10%)
   2,000,000   Signature Resorts, Inc.,
                 9.750%, due 10/01/2007 ........      1,780,000
                                                  -------------
METAL MINING (2.49%)
   2,000,000   Golden Northwest Aluminum, Inc.,
                 12.000%, due 12/15/2006 .......      2,105,000
                                                  -------------
MISCELLANEOUS MANUFACTURING
INDUSTRIES (1.52%)
   1,350,000   True Temper Sports, Inc.,
                 10.875%, due 12/01/2008 .......      1,284,187
                                                  -------------
NON-DEPOSITORY CREDIT
INSTITUTIONS (1.10%)
   1,000,000   Metris Companies, Inc.,
                 10.125%, due 07/15/2006 .......        933,750
                                                  -------------
OFFICE MACHINES (1.94%)
   2,100,000   Dictaphone Corp.,
                 11.750%, due 08/01/2005 .......      1,638,000
                                                  -------------
OIL AND GAS EXTRACTION (7.07%)
   1,000,000   Cliffs Drilling Co.,
                 10.250%, due 05/15/2003 .......      1,025,000
   1,000,000   Grey Wolf, Inc.,
                 8.875%, due 07/01/2007 ........        930,000
   1,500,000   Perez Companc,
                 9.000%, due 05/01/2006,
                 (b) Cost - $1,365,000
                 Acquired - 11/16/1999 .........      1,365,000
     500,000   Pride Petroleum Services, Inc.,
                 9.375%, due 05/01/2007 ........        501,250
   2,000,000   RBF Finance Co.,
                 11.375%, due 03/15/2009 .......      2,165,000
                                                  -------------
                                                      5,986,250
                                                  -------------
PAPER AND ALLIED PRODUCTS (2.86%)
   1,450,000   Doman Industries, Ltd.,
                 12.000%, due 07/01/2004 .......      1,511,625
     950,000   Gaylord Container Corp.,
                 Series B, 9.750%,
                 due 06/15/2007 ................        909,625
                                                  -------------
                                                      2,421,250
                                                  -------------
PETROLEUM REFINING AND
RELATED INDUSTRIES (3.24%)
   1,325,000   Lyondell Chemical Co.,
                 9.625%, due 05/01/2007 ........      1,364,750
   1,325,000   Lyondell Chemical Co.,
                 10.875%, due 05/01/2009 .......      1,378,000
                                                  -------------
                                                      2,742,750
                                                  -------------
PHONE COMMUNICATIONS EXCEPT
RADIOTELEPHONE (8.93%)
   1,500,000   Hermes Europe Railtel BV,
                 11.500%, due 08/15/2007 .......      1,548,750
   1,000,000   Metromedia Fiber Network, Inc.,
                 Series B, 10.000%,
                 due 11/15/2008 ................      1,027,500
   2,500,000   NEXTLINK Communications, Inc.,
                 10.750%, due 11/15/2008 .......      2,600,000
     800,000   NEXTLINK Communications, Inc.,
                 10.500%, due 12/01/2009,
                 (b) Cost - $800,000
                 Acquired - 11/12/1999 .........        824,000

   The accompanying notes are an integral part of these financial statements.

================================================================================
                          CONSECO STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999
                                   (UNAUDITED)

  PRINCIPAL
   AMOUNT              SECURITY                        VALUE
 -----------           ---------                      -------

PHONE COMMUNICATIONS EXCEPT
RADIOTELEPHONE (CONTINUED)
   1,500,000   Time Warner
                 Telecommunications, LLC,
                 9.750%, due 07/15/2008 ........  $   1,556,250
                                                  -------------
                                                      7,556,500
                                                  -------------
PRIMARY METAL INDUSTRIES (4.47%)
   2,000,000   Algoma Steel, Inc.,
                 12.375%, due 07/15/2005 .......      1,930,000
   1,800,000   NS Group, Inc.,
                 13.500%, due 07/15/2003 .......      1,854,000
                                                  -------------
                                                      3,784,000
                                                  -------------
RADIOTELEPHONE COMMUNICATIONS (16.09%)
   2,900,000   Arch Communications Group, Inc.,
                 12.750%, due 07/01/2007 .......      2,378,000
   1,000,000   Granite Broadcasting Corp.,
                 10.375%, due 05/15/2005 .......      1,025,000
   1,000,000   Granite Broadcasting Corp.,
                 8.875%, due 05/15/2008 ........        972,500
   1,500,000   ICG Services, Inc., (STEP)(c)
                  0.000%/10.000%,
                 due 02/15/2008 ................        750,000
   2,000,000   Microcell Telecommunications,
                 Inc., Series B, (STEP)(c)
                 0.000%/14.000%,
                 due 06/01/2006 ................      1,775,000
   1,000,000   Omnipoint Corp.,
                 Series A, 11.625%,
                 due 08/15/2006 ................      1,067,500
   3,000,000   Pagemart Wireless, Inc.,
                 (STEP) (c) 0.000%/11.250%,
                 due 02/01/2008 ................        960,000
   2,000,000   Price Communications
                 Wireless, Inc., 11.750%,
                 due 07/15/2007 ................      2,210,000
   1,000,000   USA Mobile Communications,
                 9.500%, due 02/01/2004 ........        800,000
   1,600,000   Williams Communications
                 Group, Inc., 10.875%,
                 due 10/01/2009 ................      1,680,000
                                                  -------------
                                                     13,618,000
                                                  -------------
TELEVISION AND RADIO BROADCAST
STATIONS  (3.82%)
   2,300,000   Antenna TV SA,
                 9.000%, due 08/01/2007 ........      2,044,125
   1,250,000   Benedek Communications Corp.,
                 (STEP) (c) 0.000%/13.250%,
                 due 05/15/2006 ................      1,128,125
     100,000   Radio Unica Corp.,
                 (STEP) (c) 0.000%/11.750%,
                 due 08/01/2006 ................         62,000
                                                 --------------
                                                      3,234,250
                                                 --------------
TRANSPORTATION EQUIPMENT  (4.03%)
   1,000,000   Amtran, Inc.,
                 10.500%, due 08/01/2004 .......        987,500
   2,000,000   Amtran, Inc.,
                 9.625%, due 12/15/2005 ........      1,930,000
     500,000   Kitty Hawk, Inc.,
                 9.950%, due 11/15/2004 ........        496,250
                                                 --------------
                                                      3,413,750
                                                 --------------
               TOTAL CORPORATE BONDS
                 (COST $98,932,049) ............     94,707,380
                                                 --------------
TERM LOANS
(6.70% OF NET ASSETS) (A)
HEALTH SERVICES (2.95%)
   3,546,482   Integrated Health, 8.823%,
                 due 09/30/2004 (d) ............      1,773,241
   1,453,518   Integrated Health, 9.073%,
                 due 12/31/2005 (d) ............        726,759
                                                 --------------
                                                      2,500,000
                                                 --------------
MOTION PICTURES (1.51%)
     364,270   Regal Cinemas, Term B,
                 8.606%, due 06/15/2006 ........        342,414
     995,824   Regal Cinemas, Term C,
                 8.856%, due 06/15/2007 ........        936,074
                                                 --------------
                                                      1,278,488
                                                 --------------
TELEVISION AND RADIO
BROADCAST STATIONS (2.24%)
     166,667   Lin Television, Term B,
                 7.910%, due 03/31/2007 ........        165,833
   1,735,467   Lin Television, Term C,
                 7.850%, due 03/31/2007 ........      1,726,790
                                                 --------------
                                                      1,892,623
                                                 --------------
               TOTAL TERM LOANS
                 (COST $5,450,043) .............      5,671,111
                                                 --------------

   The accompanying notes are an integral part of these financial statements.

                                                              Semi-Annual Report
================================================================================
                          CONSECO STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999
                                   (UNAUDITED)


  NUMBER OF
   SHARES              SECURITY                        VALUE
 -----------           ---------                      -------

COMMON STOCK (0.26% OF NET ASSETS) (a)
CABLE AND OTHER PAY
TELEVISION STATIONS (0.26%)
       6,000   Classic Communications, Inc. ....      $ 219,375
                                                  -------------
               TOTAL COMMON STOCK
                 (COST $0 ) ....................        219,375
                                                  -------------
PREFERRED STOCK
(9.46% OF NET ASSETS) (a)
RADIOTELEPHONE COMMUNICATIONS (5.91%)
       4,605   Nextel Communications, Inc.,
                 Series D, PIK (c), 13.000%,
                 due 11/15/2004 ................      5,003,333
                                                  -------------
TELEVISION AND RADIO
BROADCAST STATIONS (3.55%)
      20,000   Adelphia Communications,
                 Series B, 13.000%. ............      2,180,000
       1,000   Benedek Communications Corp.,
                 11.500% .......................        820,000
                                                  -------------
                                                      3,000,000
                                                  -------------
               TOTAL PREFERRED STOCK
                 (COST $8,313,994) .............      8,003,333
                                                  -------------
WARRANTS (0.02% OF NET ASSETS) (a)
COMMUNICATION BY PHONE, TELEVISION,
RADIO, CABLE (0.02%)
       3,300   Park 'N View, Inc.,
                 expire 05/15/2008 .............         16,500
                                                  -------------
TEXTILE MILL PRODUCTS (0.00%)
      54,117   Tultex Corp.,
                  expire 04/15/2007 ............             54
      27,058   Tultex Corp.,
                 expire 04/15/2007 .............             27
                                                  -------------
                                                             81
                                                  -------------
               TOTAL WARRANTS
                 (COST $0) .....................         16,581
                                                  -------------
  PRINCIPAL
   AMOUNT
 -----------
SHORT - TERM INVESTMENTS
(5.16% OF NET ASSETS)
   4,367,261   Temporary Investment Fund,
                 Inc. - Temp Cash Portfolio ....      4,367,261
                                                  -------------

  NUMBER OF
   SHARES
 -----------

              TOTAL SHORT - TERM
              INVESTMENTS
                (COST $4,367,261) ..........          4,367,261
                                               ----------------
              TOTAL INVESTMENTS
                IN SECURITIES
                (133.49% OF NET ASSETS)
                (COST $117,063,347) (e) ....        112,985,041
                                               ----------------
              LIABILITIES IN EXCESS OF
                OTHER ASSETS
                (33.49% OF NET ASSETS) .....        (28,343,481)
                                               ----------------


              TOTAL NET ASSETS (100%). .....   $     84,641,560
                                               ================

----------
(a)  Using Standard Industry Codes prepared by the
     Technical Committee on Industrial Classifications.
(b)  Restricted under Rule 144A of the Securities Act of 1933.
(c) STEP - Bonds where the coupon increases or steps up at a predetermined rate. PIK - Payment in kind.
(d)  Non income producing.
(e) Aggregate cost for Federal income tax purposes is $117,128,347. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
       Excess of market value over tax cost        $  1,927,820
       Excess of tax cost over market value          (6,071,126)
                                                   ------------
                                                    ($4,143,306)
                                                   ============

   The accompanying notes are an integral part of these financial statements.

==========================================================================================================
                                       CONSECO STRATEGIC INCOME FUND
                                    STATEMENT OF ASSETS AND LIABILITIES
                                             DECEMBER 31, 1999
                                                (UNAUDITED)

==========================================================================================================

ASSETS:
      Investments, at value (Cost: $117,063,347) ........................................... $ 112,985,041
      Interest and dividends receivable ....................................................     2,843,516
----------------------------------------------------------------------------------------------------------
          Total Assets .....................................................................   115,828,557
==========================================================================================================

LIABILITIES AND NET ASSETS:
      Payable to Conseco, Inc. and subsidiaries ............................................        95,220
      Accrued expenses .....................................................................        49,719
      Distribution payable .................................................................       681,237
      Interest payable .....................................................................       160,821
      Payable for securities purchased .....................................................     2,200,000
      Line of credit payable ...............................................................    28,000,000
----------------------------------------------------------------------------------------------------------
          Total liabilities ................................................................    31,186,997
----------------------------------------------------------------------------------------------------------
          Net Assets ....................................................................... $  84,641,560
==========================================================================================================

Net assets consist of:
      Capital stock, $0.001 par value (unlimited shares of beneficial interest authorized).. $       6,752
      Paid-in capital ......................................................................   100,407,629
      Distributions in excess of net investment income .....................................        (1,215)
      Accumulated net realized loss on investments .........................................   (11,693,300)
      Net unrealized depreciation on investments ...........................................    (4,078,306)
----------------------------------------------------------------------------------------------------------
          Net Assets ....................................................................... $  84,641,560
==========================================================================================================
      Shares outstanding ...................................................................     6,751,603
      Net asset value per share ............................................................ $       12.54
==========================================================================================================


                 The accompanying notes are an integral part of these financial statements.

                                                              Semi-Annual Report
================================================================================
                         CONSECO STRATEGIC INCOME FUND
                             STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1999
                                   (UNAUDITED)

================================================================================
Investment income:
      Interest ................................................. $ 6,003,276
      Dividends ................................................     317,500
--------------------------------------------------------------------------------
        Total investment income ................................   6,320,776
--------------------------------------------------------------------------------
Expenses:
      Investment advisory fees .................................     512,457
      Shareholders service fees ................................      56,940
      Administration fees ......................................      45,621
      Transfer agent fees ......................................      23,075
      Trustees' fees ...........................................      22,294
      Reports - printing .......................................      11,571
      Custodian fees ...........................................       8,920
      Registration and filing fees .............................       8,177
      Audit fees ...............................................       8,171
      Legal fees ...............................................       4,417
      Other ....................................................       3,930
--------------------------------------------------------------------------------
        Total expenses before interest expense .................     705,573
================================================================================
      Interest expense .........................................     858,192
--------------------------------------------------------------------------------
        Total expenses .........................................   1,563,765
--------------------------------------------------------------------------------
        Net investment income ..................................   4,757,011
--------------------------------------------------------------------------------
Net realized and unrealized gains (losses) on investments:
        Net realized losses on sales of investments ............  (6,845,014)
        Net change in unrealized appreciation on investments ...   3,452,995
--------------------------------------------------------------------------------
Net realized losses and unrealized depreciation on investments..  (3,392,019)
--------------------------------------------------------------------------------
Net increase in net assets from operations ..................... $ 1,364,992
================================================================================




   The accompanying notes are an integral part of these financial statements.

===============================================================================================================

                                          CONSECO STRATEGIC INCOME FUND
                                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                                FOR THE PERIOD
                                                                                                JULY 31, 1998
                                                                            FOR THE SIX         (COMMENCEMENT
                                                                            MONTHS ENDED        OF OPERATIONS)
                                                                          DECEMBER 31, 1999         THROUGH
                                                                             (UNAUDITED)         JUNE 30, 1999
===============================================================================================================
Operations:
      Net investment income ............................................... $   4,757,011         $   8,678,658
      Net realized losses on sales of investments .........................    (6,845,014)           (4,848,286)
      Net change in unrealized appreciation (depreciation) of investments..     3,452,995            (7,531,301)
---------------------------------------------------------------------------------------------------------------
        Net increase (decrease) in net assets from operations .............     1,364,992            (3,700,929)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
      Dividends from net investment income ................................    (4,757,076)           (8,679,808)
---------------------------------------------------------------------------------------------------------------
        Net decrease in net assets from distributions .....................    (4,757,076)           (8,679,808)
---------------------------------------------------------------------------------------------------------------
Capital share transactions:
      Net proceeds from the sale of shares (6,700,000 shares) .............            --           100,500,000
      Net asset value of shares issued from reinvestment of distributions
        (including $2,677 and $8,175, respectively, paid to Conseco, Inc.).       208,609               387,351
      Offering costs charged to paid-in capital ...........................            --              (781,584)
---------------------------------------------------------------------------------------------------------------
        Net increase in net assets from capital share transactions ........       208,609           100,105,767
---------------------------------------------------------------------------------------------------------------
        Total increase (decrease) in net assets ...........................    (3,183,475)           87,725,030
---------------------------------------------------------------------------------------------------------------
Net assets, beginning of period ...........................................    87,825,035               100,005
---------------------------------------------------------------------------------------------------------------
Net assets, end of period ................................................. $  84,641,560         $  87,825,035
===============================================================================================================

Share data:
      Shares sold .........................................................            --             6,700,000
      Shares issued from reinvestment of distributions ....................        16,233                28,703
---------------------------------------------------------------------------------------------------------------
        Net increase in shares ............................................        16,233             6,728,703
===============================================================================================================


                   The accompanying notes are an integral part of these financial statements.

8

                                                                               Semi-Annual Report
=================================================================================================

                                  CONSECO STRATEGIC INCOME FUND
                                       FINANCIAL HIGHLIGHTS



                                                                                FOR THE PERIOD
                                                                                JULY 31, 1998
                                                                 FOR THE SIX    (COMMENCEMENT
                                                                 MONTHS ENDED   OF OPERATIONS)
                                                               DECEMBER 31, 1999    THROUGH
                                                                  (UNAUDITED)   JUNE 30, 1999(a)
------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period ................. $      13.04      $     14.88
Income from investment operations (b):
      Net investment income ....................................         0.70             1.29
      Net realized losses and change in
        unrealized depreciation on investments .................        (0.50)           (1.84)
------------------------------------------------------------------------------------------------
          Total from investment operations .....................         0.20            (0.55)
------------------------------------------------------------------------------------------------
Distributions:
      Dividends from net investment income .....................        (0.70)           (1.29)
------------------------------------------------------------------------------------------------
          Total distributions ..................................        (0.70)           (1.29)
------------------------------------------------------------------------------------------------
Net asset value per share, end of period ....................... $      12.54      $     13.04
================================================================================================

Per share market value, end of period .......................... $    10.1875      $   12.9375
================================================================================================

Total return (c)(d) ............................................       (16.39)%          (5.06)%
================================================================================================
Ratios/supplemental data:
      Net assets (dollars in thousands), end of period ......... $     84,642      $    87,825
      Ratio of expenses to average net assets (e) ..............         3.65%            2.74%
      Ratio of operating expenses to average net assets (e)(f)..         1.65%            1.59%
      Ratio of net investment income to average net assets (e)..        11.10%           10.24%
      Portfolio turnover (d) ...................................        69.75%          129.87%

--------------------
(a) Initial public offering price of $15.00 per share less offering costs of $0.12 per share.
(b) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
(c) Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported except for the period ended June 30, 1999, total return is based on a beginning of period price of $14.88 (initial offering price of $15.00 less offering costs of $0.12 per share). Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
(d)   Not annualized.
(e)   Annualized.
(f)   Excluding interest expense.




   The accompanying notes are an integral part of these financial statements.

=======================================================================================================================

                                             CONSECO STRATEGIC INCOME FUND
                                                STATEMENT OF CASH FLOWS



                                                                                                         FOR THE PERIOD
                                                                                                         JULY 31, 1998
                                                                                           FOR THE       (COMMENCEMENT
                                                                                       SIX MONTHS ENDED  OF OPERATIONS)
                                                                                       DECEMBER 31, 1999    THROUGH
                                                                                          (UNAUDITED)    JUNE 30, 1999
=======================================================================================================================
CASH FLOWS FROM OPERATING ACTIVITIES:
      Investment income .............................................................   $   5,161,877    $   6,874,212
      Interest expense paid .........................................................        (782,304)        (891,248)
      Operating expenses paid .......................................................        (719,417)      (1,192,878)
-----------------------------------------------------------------------------------------------------------------------
        Net cash provided by operating activities ...................................       3,660,156        4,790,086
-----------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
      Proceeds from sales of investments ............................................      78,416,328      127,249,381
      Purchases of investments ......................................................     (73,210,467)    (252,314,133)
      Net increase in short-term investments ........................................      (4,236,343)         (13,743)
-----------------------------------------------------------------------------------------------------------------------
        Net cash provided (used) by investing activities ............................         969,518     (125,078,495)
-----------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from the sale of shares ..............................................              --      100,500,000
      Cash distributions paid (net of reinvestment of
        $208,609 and $387,351, respectively) ........................................      (4,629,674)      (7,530,012)
      Offering costs paid ...........................................................              --         (781,584)
      Net increase in loans outstanding .............................................              --       28,000,000
-----------------------------------------------------------------------------------------------------------------------
        Net cash provided (used) by financing activities ............................      (4,629,674)     120,188,404
-----------------------------------------------------------------------------------------------------------------------
        Net decrease in cash ........................................................              --         (100,005)
        Cash at beginning of period .................................................              --          100,005
-----------------------------------------------------------------------------------------------------------------------
        Cash at end of period .......................................................              --               --
=======================================================================================================================

RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
      Net investment income .........................................................   $   4,757,011    $   8,678,658
      Net (increase) in interest and dividends receivable ...........................        (377,030)      (2,466,486)
      Net (increase) decrease in other assets .......................................           8,177           (8,177)
      Net increase (decrease) in payable to Conseco, Inc. and subsidiaries ..........            (604)          95,824
      Net increase (decrease) in accrued expenses ...................................         (21,417)          71,136
      Net increase in interest payable ..............................................          75,888           84,933
      Accretion and amortization of discounts and premiums ..........................        (781,869)      (1,665,802)
-----------------------------------------------------------------------------------------------------------------------
        Net cash provided by operating activities ...................................   $   3,660,156    $   4,790,086
=======================================================================================================================


                       The accompanying notes are an integral part of these financial statements.

10

                                                              Semi-Annual Report
================================================================================
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999
                                   (UNAUDITED)


1. ORGANIZATION
   The Conseco Strategic Income Fund (the "Fund") was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998, and commenced operations on July 31, 1998. The Fund is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a closed-end, non-diversified management investment company. Prior to commencing its operations on July 31, 1998, the Fund had no activities other than the sale of 6,667 shares of common stock to Conseco, Inc. ("Conseco") on July 15, 1998. At December 31, 1999, Conseco owned 7,730 shares of the Fund's common stock. Conseco is a publicly owned financial services company which develops, markets, and administers supplemental health insurance, annuity, life insurance, individual and group major medical insurance, other insurance products and consumer and commercial finance products and services.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION, TRANSACTIONS,
AND RELATED INVESTMENT INCOME
   Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. The Fund did not hold any investments which are restricted as to resale, except bonds with a cost of $9,157,500 and a market value of $9,280,250, all of which are eligible for resale under Rule 144A of the Securities Act of 1933. These securities represent 8.21% of the total investments of the Fund. These securities may be resold to qualified institutional buyers in transactions exempt from registration.

   Investments are stated at market value in the accompanying financial statements. In valuing the Fund's assets, securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued by third party pricing services. Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Board of Trustees. Debt securities with maturities of sixty days or less are valued at amortized cost.

DISTRIBUTION OF INCOME AND GAINS
   The Fund intends to distribute monthly to shareholders substantially all of its net investment income and to distribute, at least annually, any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). However, the Board of Trustees may decide to declare dividends at other intervals.

FEDERAL INCOME TAXES
   For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

   At June 30, 1999, the Fund had a total capital loss carryover of $4,731,678 which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. The capital loss carryover will expire in 2007.

   The Fund's realized capital losses incurred after October 31, 1998, through June 30, 1999, which are included in the total above, are deemed to arise on the first business day of the following year. The Fund incurred and elected to defer such realized capital losses of approximately $3,741,454.

EXPENSES
   The Fund pays the expenses of Trustees who are not affiliated persons of the Fund or Conseco Capital Management, Inc. (the "Adviser" and "Administrator"), a wholly owned subsidiary of Conseco. The Fund pays each of its Trustees who are not a Trustee, officer or employee of the Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus $1,000 for each Board of Trustees meeting attended. In addition, the Fund reimburses all trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
   The Adviser serves as the Investment Manager and Administrator to the Fund under the terms of the Investment Management Agreement. The Adviser supervises the Fund's management and investment program, performs a variety of services in connection with the management and operation of the Fund and pays all compensation of officers and Trustees of

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999
                                   (UNAUDITED)

the Fund who are affiliated persons of the Adviser or the Fund. As compensation for its services to the Fund, the Fund has agreed to pay the Adviser a monthly investment management and administration fee equal to an annual rate of 0.90 percent of the value of the average weekly value of the total assets of the Fund less the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the "Managed Assets"). The total fees incurred for such services for the six months ended December 31, 1999, were $512,457.

SHAREHOLDER SERVICING AGREEMENT
   Conseco Services, LLC, a wholly owned subsidiary of Conseco, acts as the Shareholder Servicing Agent to the Fund under the Shareholder Service Agreement. As compensation for its services, the Fund has agreed to pay Conseco Services, LLC a monthly shareholder servicing fee equal to an annual rate of 0.10 percent of the Managed Assets. The total fees incurred for such services for the six months ended December 31, 1999, were $56,940.

4. ADMINISTRATION AGREEMENT
   The Fund contracted for certain administration services with PFPC Inc. ("PFPC"). For its services, PFPC receives a monthly fee equal to an annual rate of 0.105 percent of the first $250 million of average weekly net assets; 0.08 percent of the next $250 million of average weekly net assets; 0.055 percent of the next $250 million of average weekly net assets; and 0.035 percent of average weekly net assets in excess of $750 million. The total fees incurred for such services for the six months ended December 31, 1999, were $45,621.

5. PORTFOLIO ACTIVITY
   Purchases  and  sales  of  securities   other  than  short-term   obligations
aggregated $75,410,467 and $76,670,240, respectively, for the six months ended December 31, 1999.

6. INDEBTEDNESS
   The Fund expects to utilize financial leverage through borrowings, including the issuance of debt securities, preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. There can be no assurance that a leveraging strategy will be successful during any period during which it is used. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for the shareholders including the likelihood of greater volatility of net asset value and market price of the shares and the risk of fluctuations in interest rates on borrowings.

LOAN AGREEMENT
   On October 2, 1998, the Fund entered into an unsecured $30 million Line of Credit Agreement (the "Agreement") with Bank One Corp. Under the Agreement, the aggregate amount outstanding may not exceed the lower of: (i) $30 million; or
(ii) one-third of the Fund's net asset value plus the amount of all outstanding obligations under the Agreement less the non-performing assets value less 50 percent of the emerging markets securities value.

   Borrowings bear interest at either the bank's alternate base rate or Eurodollar rate. The alternate base rate is the rate of interest per annum equal to the higher of either the bank's base rate or the sum of the Federal Funds Funding rate plus 0.50 percent per annum. The Eurodollar rate is the applicable London interbank offered rate ("LIBOR") plus a margin of 0.50 percent. Advances made under the Agreement are due and payable on demand. Interest payments are made monthly. Borrowings at December 31, 1999, totaled $28 million and the interest rate on such borrowings was 6.67 percent.

   The Agreement also permits five-day revolving Swing Line loans, as defined, up to $10 million. Each Swing Line advance may be either an alternate base rate advance or a Federal Funds rate advance, as selected by the Fund. The Federal Funds rate is the interest rate per annum equal to the Federal Funds Funding rate for such day, plus 0.75 percent per annum. At December 31, 1999, there were no Swing Line loans outstanding.

   The Fund is subject to a utilization fee of 0.10 percent per annum on the daily unused portion of the commitment, payable in arrears on each payment date. The Agreement requires the Fund to maintain an Asset Coverage Ratio, as defined in the Agreement, of at least 3:1. The Fund was in compliance with the terms of the Agreement at December 31, 1999.

Average daily balance of loans outstanding
   during the six months
   ended December 31, 1999......................    $28,000,000
Weighted average interest rate for
   the period ..................................           6.10%

Maximum amount of loans outstanding
   at any month-end during the six months
   ended December 31, 1999......................    $28,000,000
Percentage of total assets .....................          24.80%

Amount of loans outstanding at
   December 31, 1999 ...........................    $28,000,000
Percentage of total assets at
   December 31, 1999 ...........................          24.17%

7. SUBSEQUENT EVENT
   Integrated Health filed Chapter 11 bankruptcy on February 3, 2000.

                                                              Semi-Annual Report
================================================================================
                        AUTOMATIC DIVIDEND REINVEST PLAN

   Pursuant to the Fund's Automatic Dividend Reinvest Plan ("the DRIP"), unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested in additional shares by PFPC Inc. ("PFPC"), as agent for shareholders in administering the DRIP (the "DRIP Agent"). Shareholders who elect not to participate in the DRIP will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC as dividend disbursing agent. DRIP participants may elect not to participate in the DRIP and to receive all dividends and capital gain distributions in cash by sending written instructions to PFPC, as dividend disbursing agent, at the address set forth below. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the DRIP Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

   Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as "dividends") payable either in shares or in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in shares. The shares will be acquired by the DRIP Agent or an independent broker-dealer for the participants' accounts, depending upon the circumstances described below, either: (i) through receipt of additional unissued but authorized shares from the Fund ("newly issued shares"); or (ii) by purchase of outstanding shares on the open market ("open market purchases") on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the DRIP Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value thereof (such condition being referred to herein as "market discount"), the DRIP Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

   In the event of a market discount on the dividend payment date, the DRIP Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis, but no more than 30 days after the dividend payment date, to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the DRIP Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the DRIP Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the DRIP provides that if the DRIP Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the DRIP Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the market discount shifts to a market premium.

   The DRIP Agent maintains all shareholders' accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each DRIP participant will be held on his or her behalf by the DRIP Agent on behalf of the DRIP participant, and each shareholder proxy will include those shares purchased or received pursuant to the DRIP. The DRIP Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the DRIP in accordance with the instructions of the participants.

   In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the DRIP.

   There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the DRIP Agents open-market purchases in connection with the reinvestment of dividends.

   The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on the dividends.

   Shareholders participating in the DRIP may receive benefits not available to shareholders not participating in the DRIP. If

================================================================================
                        AUTOMATIC DIVIDEND REINVEST PLAN

the market price (plus commissions) of the Fund's shares is above their net asset value, participants of the DRIP will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price (plus commissions) is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

   Experience under the DRIP may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants in the DRIP, however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

   All correspondence concerning the DRIP should be directed to the DRIP Agent at PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

                                                              Semi-Annual Report
================================================================================
                          CONSECO STRATEGIC INCOME FUND
                         ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 14, 1999


SUBMISSION OF MATTERS TO A VOTE
OF SECURITY HOLDERS:

   An annual shareholders' meeting was held on October 14, 1999 for Conseco Strategic Income Fund. Shareholders were asked to vote on two separate issues: election of members to the Board of Trustees and ratification of PricewaterhouseCoopers LLP as independent auditors.

PROPOSAL 1 - Election of Trustees

CLASS I - Term Expires 2000:
                                                      FOR            WITHHELD
Maxwell E. Bublitz ........................        5,876,835          88,629
William P. Daves, Jr.......................        5,875,835          89,629

CLASS II - Term Expires 2001:

Gregory J. Hahn ...........................        5,877,835          87,629
Dr. Jess H. Parrish .......................        5,875,200          90,264
David N. Walthall..........................        5,877,835          87,629

CLASS III - Term Expires 2002:

Dr. R. Jan LeCroy .........................        5,877,235          88,229
Harold W. Hartley..........................        5,876,835          88,629

PROPOSAL 2 - Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors for the fund. This item was approved.

                                         FOR         AGAINST       ABSTAIN
                                      5,891,426      20,623         53,414

(Fractional shares not shown.)

                      [This Page Intentionally Left Blank]

                                                                   Annual Report
================================================================================

BOARD OF TRUSTEES

WILLIAM P. DAVES, JR.
      Chairman of the Board
      Insurance and healthcare industries
         consultant
      Director, Chairman and CEO, FFG Insurance Co.

MAXWELL E. BUBLITZ, CFA
      President
      President, CEO and Director
         Conseco Capital Management, Inc.
      Senior VP, Conseco, Inc.

GREGORY J. HAHN, CFA
      Senior VP, Portfolio Analytics
         Conseco Capital Management, Inc.

DR. R. JAN LECROY
      Director, Southwest Securities Group, Inc.
      Former President, Dallas Citizens Council

DAVID N. WALTHALL
      Principal, Walthall Asset Management

HAROLD W. HARTLEY, CFA
      Director, Ennis Business Forms, Inc.
      Former Executive VP, Tenneco Financial Services, Inc.

DR. JESS H. PARRISH
      Higher education consultant
      Former President, Midland College

INVESTMENT ADVISER
   Conseco Capital Management, Inc.
   Carmel, IN

TRANSFER AGENT
   PFPC, Inc.
   Wilmington, DE

INDEPENDENT PUBLIC ACCOUNTANTS
   PricewaterhouseCoopers LLP
   Indianapolis, IN

CUSTODIAN
   PFPC Trust Company
   Philadelphia, PA

LEGAL COUNSEL
   Kirkpatrick & Lockhart LLP
   Washington, DC

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                         CONSECO STRATEGIC INCOME FUND
               11815 North Pennsylvania Street, Carmel, IN 46032
                                  800-852-4750